UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

FitLife Brands, Inc.
(Exact name of Registrant as specified in its Charter)

Nevada	000-52369	20-3464383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5214 S. 136th Street Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)
Dismissal of Independent Registered Public Accounting Firm

On September 11, 2019, the Audit Committee (“Audit Committee”) of the Board of Directors (the “Board”) of FitLife Brands, Inc. (the “Company”) concluded a review process of independent registered public accounting firms. As a result of this process and following careful deliberation, the Audit Committee recommended and the Board approved the dismissal of Weinberg & Company (“Weinberg”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The reports of Weinberg regarding the Company’s financial statements for the fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, scope, or accounting principles. During the Company’s fiscal years ended December 31, 2017 and 2018, and the subsequent interim period through June 30, 2019, there were (i) no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the subject matter of disagreements in connection with its report; and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) on Regulation S-K.

The Company provided Weinberg with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K and requested that Weinberg furnish the Company with a letter addressed to the Securities and Exchange Commission indicating whether Weinberg agrees with such disclosures. A copy of this letter, dated September 17, 2019 is filed herewith as Exhibit 16.1.

(b)
Engagement of New Certifying Accountant

Effective September 13, 2019, the Company engaged Weaver and Tidwell, L.L.P. (“Weaver”) as its independent registered public accounting firm for the fiscal year ended December 31, 2019.

During the years ended December 31, 2017 and 2018 and through September 13, 2019 (the date Weaver was appointed), the Company did not consult Weaver with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Weinberg to the Securities and Exchange Commission, dated September 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

Date: September 17, 2019	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer